EXHIBIT 99.1

BOSCH INTERNATIONAL LLC

Financial Statements

May 31, 2015

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and shareholders

Bosch International LLC

We have audited the accompanying balance sheet of Bosch International LLC ("the Company") as of May 31, 2015 and the related statements of operations and member's equity, and cash flows for the period from inception on May 7, 2015 through May 31, 2015. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Bosch International LLC as of May 31, 2015, and the results of its operations and cash flows for the period from inception on May 7, 2015 through May 31, 2015, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has generated no revenues from its business operations, has incurred operating losses since inception and will need additional working capital to service its debt and for its planned activity, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 1 to the financial statements. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sadler, Gibb & Associates, LLC

Salt Lake City, UT

January 6, 2016

F-2

BOSCH INTERNATIONAL LLC

Balance Sheet

May 31, 2015 $

ASSETS

Current Assets
Cash	40,023
Deposits	65,005

Total Assets	105,028

LIABILITIES AND MEMBER'S EQUITY

Current Liabilities
Due to related party	30,000
Loan payable	75,000

Total Liabilities	105,000

COMMITMENTS AND CONTINGENCIES	-

Member's Equity
Member Interests	40
Accumulated deficit	(12)

Total Member's Equity	28

Total Liabilities and Member's Equity	105,028

(The accompanying notes are an integral part of these financial statements)

F-3

BOSCH INTERNATIONAL LLC

Statements of Operations and Changes in Member's Equity

For the period from May 7, 2015 (date of inception) to May 31, 2015 $

Revenue	-

Operating Expenses

General and administrative	12

Total Operating Expenses	12

Net loss for the period	(12)

Member's equity, beginning of period	-

Contributions during the period	40

Member's equity, end of period	28

(The accompanying notes are an integral part of these financial statements)

F-4

BOSCH INTERNATIONAL LLC

Statement of Cash Flows

For the period from May 7, 2015 (date of inception) to May 31, 2015 $

Operating Activities
Net loss	(12)

Adjustments to reconcile net loss for non-cash items relating to operating activities:

Changes in operating assets and liabilities:
Deposits	(65,005)

Net cash used in operating activities	(65,017)

Financing Activities
Proceeds from issuance of member interests	40
Proceeds from related parties	30,000
Proceeds from loan payable	75,000

Net cash provided by financing activities	105,040

Increase in cash	40,023

Cash, beginning of period	-

Cash, end of period	40,023

Supplemental disclosures:
Interest paid	-
Income taxes paid	-

(The accompanying notes are an integral part of these financial statements)

F-5

BOSCH INTERNATIONAL LLC

Notes to the Financial Statements

1.	Nature of Operations and Going Concern

Bosch International LLC (the "Company") was incorporated in the State of California on May 7, 2015. The Company's principal business is the purchase and sale of light sheets which are used for the film and production industry.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has not generated significant revenues since inception. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations from the sale of light sheets. At May 31, 2015, the Company has not recorded any revenues, and has incurred a net loss of $12. These factors raise substantial doubt regarding the Company's ability to continue as a going concern. These financial statements do not include any adjustments for the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

2.	Summary of Significant Accounting Policies

a)	Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars. The Company's fiscal year end is May 31.

b)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company's estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

c)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

d)	Financial Instruments

Pursuant to ASC 820, Fair Value Measurements and Disclosures, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

F-6

BOSCH INTERNATIONAL LLC

Notes to the Financial Statements

2.	Summary of Significant Accounting Policies (continued)

d)	Financial Instruments (continued)

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company's financial instruments consist principally of cash, amounts due to related parties, and notes payable. Pursuant to ASC 820, the fair value of our cash is determined based on "Level 1" inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

e)	Comprehensive Income

ASC 220, Comprehensive Income, establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at March 31, 2011 and 2010, the Company has no items that represent a comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

f)	Stock-based Compensation

The Company records stock-based compensation in accordance with ASC 718, Compensation - Stock Compensation using the fair value method. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. Equity instruments issued to employees and the cost of the services received as consideration are measured and recognized based on the fair value of the equity instruments issued.

g)	Income Taxes

The Company is a disregarded entity for federal income tax purposes, and therefore has no federal income tax expense. However, the Company is subject to income taxes in some of the jurisdictions in which it conducts business, and therefore reports income taxes paid to these jurisdictions. Management believes they have not taken any tax positions that would adversely impact the Company's financial position. Penalties and interest associated with the Company's tax positions are classified as operating expenses. There were no interest or penalties for the year ended May 31, 2015.

F-7

BOSCH INTERNATIONAL LLC

Notes to the Financial Statements

2.	Summary of Significant Accounting Policies (continued)

h)	Revenue Recognition

The Company recognizes and accounts for revenue of the sale of light sheets in accordance with ASC 605, Revenue Recognition. Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the amount is fixed and determinable, risk of ownership has passed to the customer, and collection is reasonably assured.

i)	Inventory

Inventory is comprised of light sheets and is recorded at the lower of cost or net realizable value on a first-in first-out basis. The Company establishes inventory reserves for estimated obsolete or unsaleable inventory equal to the difference between the cost of inventory and the estimated realizable value based upon assumptions about future and market conditions.

j)	Concentrations

In November 2015, the Company entered into two distribution license rights agreements with an entity in which the managing member owns a minority interest, where the Company obtained exclusive and non-exclusive license rights related to the distribution of light sheets in Canada and the United States. The license provides the Company's sole supplier of light sheets to be distributed in the United States for movie theatres and cinema companies, as well as select companies in the automotive industry.

k)	Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

3.	Prepaid Expenses and Deposits

As at May 31, 2015, the Company prepaid $65,005 for the purchase of light sheets for future sales.

F-8

BOSCH INTERNATIONAL LLC

Notes to the Financial Statements

4.	Loan Payable

On May 26, 2015, the Company entered into an agreement whereby it sold future receivables in exchange for $250,000. Per the terms of the agreement, the Company would repay the $250,000 plus 10% of the principal balance, for a total repayment of $275,000. As of May 31, 2015, the Company had received $75,000 pursuant to this agreement.

5.	Member Interests

On May 8, 2015, the Company issued 100 member interests to the managing member of the Company for proceeds of $40.

6.	Related Party Transactions

As at May 31, 2015, the Company owes $30,000 to the President and Director of the Company for loans made to the Company. The amount owing is unsecured, non-interest bearing, and due on demand. Also, as disclosed above, the Company entered into two distribution license rights agreements with an entity in which the managing member owns a minority interest.

7.	Subsequent Events

a)	On June 10, 2015, the Company received $175,000 as part of the loan payable as noted in Note 4.

b)

On October 20, 2015, the Company entered into a share exchange agreement with XLI Technologies Inc. (formerly Mineria y Exploraciones Olympia, Inc.) ("XLI"), a publicly-traded company incorporated in the State of Nevada. In accordance with the agreement, XLI acquired 100% of the members' equity of the Company in exchange for 25,000,000 restricted common shares of XLI.

c)

On September 8, 2015, the Company entered into an investment acquisition agreement with a third party whereby the Company agreed to issue 1% of its total Member Interests outstanding for $50,000. This agreement also specified that this third party would get a return of 10% of its equity position, to be paid quarterly (at the end of each calendar quarter) from future gross revenues of the Company. The Company is currently in negotiations with this third party to restructure this agreement. As of January 20, 2016, no amounts have been paid to this third party pursuant to this agreement.

F-9

BOSCH INTERNATIONAL LLC

Financial Statements

August 31, 2015

F-10

BOSCH INTERNATIONAL LLC

Balance Sheets

	August 31, 2015	May 31, 2015
	(unaudited)
ASSETS

Current Assets
Cash	35	40,023
Inventory	156,510	65,005

Total Assets	156,545	105,028

LIABILITIES AND MEMBER'S EQUITY (DEFICIT)

Current Liabilities
Accounts payable and accrued liabilities	25,000	-
Due to related party	-	30,000
Loan payable	250,000	75,000

Total Liabilities	275,000	105,000
COMMITMENTS AND CONTINGENCIES	-	-
Member's Equity (Deficit)
Member Interests	40	40
Accumulated deficit	(118,495)	(12)

Total Member's Equity (Deficit)	(118,455)	28

Total Liabilities and Member's Equity (Deficit)	156,545	105,028

F-11

BOSCH INTERNATIONAL LLC

Statements of Operations

(unaudited)

For the three months ended August 31, 2015

Revenue	-

Operating Expenses
General and administrative	93,583

Total Operating Expenses	93,583

Net loss from operations	(93,583)

Other expenses
Interest expense	(25,000)

Net loss	(118,483)

F-12

BOSCH INTERNATIONAL LLC

Statement of Cash Flows

(unaudited)

For the three months ended August 31, 2015

Operating Activities
Net loss	(118,483)

Adjustments to reconcile net loss for non-cash items relating to operating activities:

Changes in operating assets and liabilities:
Accounts payable and accrued liabilities	25,000
Deposits	65,005
Inventory	(156,510)

Net cash used in operating activities	(184,988)

Financing Activities
Proceeds from issuance of shares	-
Proceeds from related parties	-
Payments to related parties	(30,000)
Proceeds from loan payable	175,000

Net cash provided by financing activities	145,000

Increase (decrease) in cash	(39,988)

Cash, beginning of period	40,023

Cash, end of period	35

Supplemental disclosures:
Interest paid	-
Income taxes paid	-

F-13

BOSCH INTERNATIONAL LLC

Notes to the Financial Statements

(unaudited)

1.	Nature of Operations and Continuance of Business

Bosch International LLC (the "Company") was incorporated in the State of California on May 7, 2015. The Company is a development stage company and its principal business is the purchase and sale of light sheets which are used for the film and production industry.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has not generated significant revenues since inception. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations from the sale of light sheets. At August 31, 2015, the Company has not recorded any revenues, has a working capital deficit of $93,455, and an accumulated deficit of $118,495. These factors raise substantial doubt regarding the Company's ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

2.	Summary of Significant Accounting Policies

a)	Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars. The Company's fiscal year end is May 31.

b)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to the deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company's estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

c)	Interim Condensed Financial Statements

These interim condensed financial statements have been prepared on the same basis as the annual financial statements and in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company's financial position, results of operations and cash flows for the periods shown. The results of operations for such periods are not necessarily indicative of the results expected for a full year or for any future period.

d)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

F-14

BOSCH INTERNATIONAL LLC

Notes to the Financial Statements

(unaudited)

2.	Summary of Significant Accounting Policies (continued)

e)	Financial Instruments

Pursuant to ASC 820, Fair Value Measurements and Disclosures, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company's financial instruments consist principally of cash, accounts payable and accrued liabilities, amounts due to and from related parties, and loans payable. Pursuant to ASC 820, the fair value of our cash is determined based on "Level 1" inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

f)	Comprehensive Income

ASC 220, Comprehensive Income, establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at August 31, 2015 and May 31, 2015, the Company has no items that represent a comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

g)	Revenue Recognition

The Company recognizes and accounts for revenue of the sale of light sheets in accordance with ASC 605, Revenue Recognition. Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the amount is fixed and determinable, risk of ownership has passed to the customer, and collection is reasonably assured.

h)	Inventory

Inventory is comprised of light sheets and is recorded at the lower of cost or net realizable value on a first-in first-out basis. The Company establishes inventory reserves for estimated obsolete or unsaleable inventory equal to the difference between the cost of inventory and the estimated realizable value based upon assumptions about future and market conditions.

F-15

BOSCH INTERNATIONAL LLC

Notes to the Financial Statements

(unaudited)

2.	Summary of Significant Accounting Policies (continued)

i)	Concentrations

In November 2015, the Company entered into two distribution license rights agreements with an entity in which the managing member owns a minority interest, where the Company obtained exclusive and non-exclusive license rights related to the distribution of light sheets in Canada and the United States. The license provides the Company's sole supplier of light sheets to be distributed in the United States for movie theatres and cinema companies, as well as select companies in the automotive industry.

j)	Stock-based Compensation

The Company records stock-based compensation in accordance with ASC 718, Compensation - Stock Compensation using the fair value method. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. Equity instruments issued to employees and the cost of the services received as consideration are measured and recognized based on the fair value of the equity instruments issued.

k)	Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

3.	Inventory

As at August 31, 2015, the Company had acquired inventory with a cost of $156,510. This inventory is classified as finished goods as it is ready to sell to third parties.

F-16

BOSCH INTERNATIONAL LLC

Notes to the Financial Statements

(unaudited)

4.	Loan Payable

On May 26, 2015, the Company entered into an agreement whereby it sold future receivables in exchange for $250,000. Per the terms of the agreement, the Company would repay the $250,000 plus 10% of the principal balance, for a total repayment of $275,000. As of August 31, 2015, the Company had received $250,000 (May 31, 2015 - $75,000) pursuant to this agreement.

5.	Member Interests

On May 8, 2015, the Company issued 100 member interests to the President and Director of the Company for proceeds of $40.

6.	Related Party Transactions

During the three months ended August 31, 2015, the Company paid back a $30,000 loan to its managing member and paid an additional $86,871 in management fees to, or on behalf of, the managing member. Also, as disclosed above, the Company entered into two distribution license rights agreements with an entity in which the managing member owns a minority interest.

7.	Subsequent Event

On October 20, 2015, the Company entered into a share exchange agreement with XLI Technologies Inc. (formerly Mineria y Exploraciones Olympia, Inc.) ("XLI"), a publicly-traded company incorporated in the State of Nevada. In accordance with the agreement, XLI acquired 100% of the members' equity of the Company in exchange for 25,000,000 restricted common shares of XLI.

On September 8, 2015, the Company entered into an investment acquisition agreement with a third party whereby the Company agreed to issue 1% of its total Member Interests outstanding for $50,000. This agreement also specified that this third party would get a return of 10% of its equity position, to be paid quarterly (at the end of each calendar quarter) from future gross revenues of the Company. The Company is currently in negotiations with this third party to restructure this agreement. As of January 20, 2016, no amounts have been paid to this third party pursuant to this agreement.

F-17